U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT OCTOBER 22, 2003
                         -------------------------------
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)

         0-25988                                             59-2958616
---------------------------                         ----------------------------
(Commission File Number)                                   (IRS Employer
                                                        Identification No.)

9715 Gate Parkway North
Jacksonville, Florida                                            32246
---------------------------                         ----------------------------
(Address of principal                                         (Zip Code)
 executive offices)


       Registrant's telephone number, including area code: (904) 997-8484

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

             Exhibit No.    Description
             -----------    -----------
             99             Press Release dated October 22, 2003 for CNB Florida
                            Bancshares, Inc. 2003 Third Quarter Results

Item 12. Results of Operations and Financial Condition.

     On October 22, 2003 CNB Florida Bancshares, Inc. (the "Company") announced financial results for the third quarter ended September 30, 2003. A copy of the press release announcing the Company's results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CNB FLORIDA BANCSHARES, INC.
                                                   (Registrant)

Date: October 23, 2003                             By: /s/ G. Thomas Frankland
                                                   -----------------------------
                                                   (Signature)

                                                   G. Thomas Frankland
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)